XHIBIT NO. 99.15(h)

                               MFS SERIES TRUST I

                             MFS EQUITY INCOME FUND

                                DISTRIBUTION PLAN

DISTRIBUTION PLAN with respect to the shares of beneficial interest to be designated "CLASS A" of the MFS EQUITY INCOME FUND (the "Fund"), a series of MFS Series Trust I (the "Trust"), a business trust organized and existing under the laws of The Commonwealth of Massachusetts, dated this 2nd day of January, 1996.

                                   WITNESSETH:

WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered under the Investment Company Act of 1940 (the "Act"); and

WHEREAS, the Trust intends to distribute the Shares of Beneficial Interest (without par value) of the Fund designated Class A Shares (the "Shares") in part in accordance with Rule 12b-1 under the Act, ("Rule 12b-1"), and desires to adopt this Distribution Plan (the "Plan") as a plan of distribution pursuant to such Rule; and

WHEREAS, the Trust has entered into a distribution agreement (the "Distribution Agreement") in a form approved by the Board of Trustees of the Trust (the "Board of Trustees") in the manner specified in Rule 12b-1, with MFS Fund Distributors, Inc., a Delaware corporation, as distributor (the "Distributor"), whereby the Distributor provides facilities and personnel and renders services to the Fund in connection with the offering and distribution of the Shares; and

WHEREAS, the Trust recognizes and agrees that the Distributor will enter into agreements ("Dealer Agreements") with various securities dealers and other financial intermediaries ("Dealers") pursuant to which the Dealers will act as dealers of the Shares in connection with the offering of Shares; and

WHEREAS, the Distribution Agreement provides that a sales charge may be paid by investors who purchase Shares and that the Distributor and Dealers will receive such sales charge as partial compensation for their services in connection with sale of Shares; and

WHEREAS, the Board of Trustees, in considering whether the Fund should adopt and implement this Plan, has evaluated such information as it deemed necessary to an informed determination as to whether this Plan should be adopted and implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of the Fund for such purposes, and has determined that there is a reasonable likelihood that the adoption and implementation of this Plan will benefit the Fund and its Class A shareholders;

NOW, THEREFORE, the Board of Trustees hereby adopts this Plan for the Fund as a plan of distribution relating to the Shares in accordance with Rule 12b-1 under the Act, on the following terms and conditions:

         1. As specified in the Distribution Agreement, the Distributor shall provide facilities, personnel and a program with respect to the offering and sale of Shares. Among other things, the Distributor shall be responsible for any ongoing maintenance commissions to Dealers (excluding service fees described in paragraph 4), all expenses of printing (excluding typesetting) and distributing prospectuses to prospective shareholders and providing such other related services as are reasonably necessary in connection therewith.

         2. The Distributor shall bear all distribution-related expenses described in Section 1, including without limitation, the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), equipment, printing, delivery and mailing costs.

         3. As partial consideration for the services performed as specified in the Distribution Agreement and expenses incurred in the performance of its obligations under the Distribution Agreement, the Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.25% per annum of the average daily net assets of the Fund attributable to the Shares. Such payments shall commence following shareholder approval of the Plan but only upon notification by the Distributor to the Fund of the commencement of the Plan (the "Commencement Date"). All or a portion of the distribution fee paid by the Fund to the Distributor may be paid by the Distributor to Dealers in consideration of the Dealer's services as a dealer of the Shares. The Distributor may from time to time establish minimum amount requirements and additional or different dealer qualification standards or other criteria to be met by dealers for payment of any fee under this paragraph 3. It is understood that the Distributor may, but is not required to, pay reduced fees or no fees under this paragraph 3 to Dealers with respect to assets represented by Shares that have converted from shares of beneficial interest of the Fund designated "Class B."

         4. As partial consideration for the personal services and/or account maintenance services performed by each Dealer in the performance of its obligations under its Dealer Agreement, the Fund shall on or after the Commencement Date pay each Dealer a service fee periodically at a rate not to exceed 0.25% per annum of the portion of the average daily net assets of the Fund that is represented by Shares that are owned by investors for whom such Dealer is the holder or dealer of record. The Distributor may from time to time reduce the amount of the service fee paid to a Dealer with respect to Shares sold prior to a certain date.

         5. In addition to fees payable pursuant to Sections 3 and 4 hereof, the expenses permitted to be paid by the Fund pursuant to this Plan on or after the Commencement Date shall include other distribution related expenses. These other distribution related expenses may include, but are not limited to, a dealer commission and a payment to wholesalers employed by the Distributor on net asset value purchases at or above a certain dollar level.

         The aggregate amount of fees and expenses paid pursuant to Sections 3 and 4 hereof and this Section 5 shall not exceed 0.50% per annum of the average daily net assets of the Fund attributable to the Shares. No fees shall be paid pursuant to Section 4 hereof or this Section 5 to any insurance company which has entered into an agreement with the Trust on behalf of the Fund and the Distributor that permits such insurance company to purchase Shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. That portion of the Fund's average daily net assets on which fees payable under Section 4 hereof and this Section 5 are calculated may be subject to certain minimum amount requirements as may be determined, and additional or different dealer or wholesaler qualification standards that may be established, from time to time by the Distributor. The Distributor shall be entitled to be paid any fees payable under Section 4 hereof or this Section 5 with respect to accounts for which no Dealer of record exists or qualification standards have not been met as partial consideration for personal services and/or account maintenance services provided by the Distributor to the Shares. The fees and expenses payable pursuant to
Section 4 and this Section 5 may from time to time be paid by the Fund to the Distributor and the Distributor will then pay these expenses on behalf of the Fund.

         6. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or By-Laws or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of the responsibility for and control of the conduct of the affairs of the Fund.

         7. This Plan shall become effective upon (a) approval by a vote of at least a "majority of the outstanding voting securities" of the Shares, and (b) approval by a vote of the Board of Trustees and vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any of the agreements related to the Plan (the "Qualified Trustees"), such votes to be cast in person at a meeting called for the purpose of voting on this Plan.

         8. This Plan shall continue in effect indefinitely; provided, however, that such continuance is subject to annual approval by a vote of the Board of Trustees and a majority of the Qualified Trustees, such votes to be cast in person at a meeting called for the purpose of voting on continuance of this Plan.

         9. This Plan may be amended at any time by the Board of Trustees; provided that (a) any amendment to increase materially the amount to be spent for the services described herein shall be effective only upon approval by a vote of a "majority of the outstanding voting securities" of the Shares and (b) any material amendment of this Plan shall be effective only upon approval by a vote of the Board of Trustees and a majority of the Qualified Trustees, such votes to be cast in person at a meeting called for the purpose of voting on such amendment. This Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by a vote of a "majority of the outstanding voting securities" of the Shares.

         10. The Distributor shall provide the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made.

         11. While this Plan is in effect, the selection and nomination of Qualified Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

         12. For the purposes of this Plan, the terms "interested person" and "majority of the outstanding voting securities" are used as defined in the Act. In addition, for purposes of determining the fees payable to Dealers and wholesalers, the value of the Share's net assets shall be computed in the manner specified in the Fund's then current prospectus for computation of the net asset value of the Shares.

         13. The Trust shall preserve copies of this Plan, and each agreement related hereto and each report referred to in Section 10 hereof (collectively the "Records") for a period of six years from the end of the fiscal year in which such Record was made and each such Record shall be kept in an easily accessible place for the first two years of said record keeping.

         14. This Plan shall be construed in accordance with the laws of The Commonwealth of Massachusetts and the applicable provisions of the 1940 Act.

         15. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

                               MFS SERIES TRUST I

                       MFS RESEARCH GROWTH AND INCOME FUND

                                DISTRIBUTION PLAN

DISTRIBUTION PLAN with respect to the shares of beneficial interest to be designated "CLASS A" of the MFS RESEARCH GROWTH AND INCOME FUND (the "Fund"), a series of MFS Series Trust I (the "Trust"), a business trust organized and existing under the laws of The Commonwealth of Massachusetts, dated this 2nd day of January, 1996.

                                   WITNESSETH:

WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered under the Investment Company Act of 1940 (the "Act"); and

WHEREAS, the Trust intends to distribute the Shares of Beneficial Interest (without par value) of the Fund designated Class A Shares (the "Shares") in part in accordance with Rule 12b-1 under the Act, ("Rule 12b-1"), and desires to adopt this Distribution Plan (the "Plan") as a plan of distribution pursuant to such Rule; and

WHEREAS, the Trust has entered into a distribution agreement (the "Distribution Agreement") in a form approved by the Board of Trustees of the Trust (the "Board of Trustees") in the manner specified in Rule 12b-1, with MFS Fund Distributors, Inc., a Delaware corporation, as distributor (the "Distributor"), whereby the Distributor provides facilities and personnel and renders services to the Fund in connection with the offering and distribution of the Shares; and

WHEREAS, the Trust recognizes and agrees that the Distributor will enter into agreements ("Dealer Agreements") with various securities dealers and other financial intermediaries ("Dealers") pursuant to which the Dealers will act as dealers of the Shares in connection with the offering of Shares; and

WHEREAS, the Distribution Agreement provides that a sales charge may be paid by investors who purchase Shares and that the Distributor and Dealers will receive such sales charge as partial compensation for their services in connection with sale of Shares; and

WHEREAS, the Board of Trustees, in considering whether the Fund should adopt and implement this Plan, has evaluated such information as it deemed necessary to an informed determination as to whether this Plan should be adopted and implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of the Fund for such purposes, and has determined that there is a reasonable likelihood that the adoption and implementation of this Plan will benefit the Fund and its Class A shareholders;

NOW, THEREFORE, the Board of Trustees hereby adopts this Plan for the Fund as a plan of distribution relating to the Shares in accordance with Rule 12b-1 under the Act, on the following terms and conditions:

         1. As specified in the Distribution Agreement, the Distributor shall provide facilities, personnel and a program with respect to the offering and sale of Shares. Among other things, the Distributor shall be responsible for any ongoing maintenance commissions to Dealers (excluding service fees described in paragraph 4), all expenses of printing (excluding typesetting) and distributing prospectuses to prospective shareholders and providing such other related services as are reasonably necessary in connection therewith.

         2. The Distributor shall bear all distribution-related expenses described in Section 1, including without limitation, the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), equipment, printing, delivery and mailing costs.

         3. As partial consideration for the services performed as specified in the Distribution Agreement and expenses incurred in the performance of its obligations under the Distribution Agreement, the Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.25% per annum of the average daily net assets of the Fund attributable to the Shares. Such payments shall commence following shareholder approval of the Plan but only upon notification by the Distributor to the Fund of the commencement of the Plan (the "Commencement Date"). All or a portion of the distribution fee paid by the Fund to the Distributor may be paid by the Distributor to Dealers in consideration of the Dealer's services as a dealer of the Shares. The Distributor may from time to time establish minimum amount requirements and additional or different dealer qualification standards or other criteria to be met by dealers for payment of any fee under this paragraph 3. It is understood that the Distributor may, but is not required to, pay reduced fees or no fees under this paragraph 3 to Dealers with respect to assets represented by Shares that have converted from shares of beneficial interest of the Fund designated "Class B."

         4. As partial consideration for the personal services and/or account maintenance services performed by each Dealer in the performance of its obligations under its Dealer Agreement, the Fund shall on or after the Commencement Date pay each Dealer a service fee periodically at a rate not to exceed 0.25% per annum of the portion of the average daily net assets of the Fund that is represented by Shares that are owned by investors for whom such Dealer is the holder or dealer of record. The Distributor may from time to time reduce the amount of the service fee paid to a Dealer with respect to Shares sold prior to a certain date.

         5. In addition to fees payable pursuant to Sections 3 and 4 hereof, the expenses permitted to be paid by the Fund pursuant to this Plan on or after the Commencement Date shall include other distribution related expenses. These other distribution related expenses may include, but are not limited to, a dealer commission and a payment to wholesalers employed by the Distributor on net asset value purchases at or above a certain dollar level.

         The aggregate amount of fees and expenses paid pursuant to Sections 3 and 4 hereof and this Section 5 shall not exceed 0.50% per annum of the average daily net assets of the Fund attributable to the Shares. No fees shall be paid pursuant to Section 4 hereof or this Section 5 to any insurance company which has entered into an agreement with the Trust on behalf of the Fund and the Distributor that permits such insurance company to purchase Shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. That portion of the Fund's average daily net assets on which fees payable under Section 4 hereof and this Section 5 are calculated may be subject to certain minimum amount requirements as may be determined, and additional or different dealer or wholesaler qualification standards that may be established, from time to time by the Distributor. The Distributor shall be entitled to be paid any fees payable under Section 4 hereof or this Section 5 with respect to accounts for which no Dealer of record exists or qualification standards have not been met as partial consideration for personal services and/or account maintenance services provided by the Distributor to the Shares. The fees and expenses payable pursuant to
Section 4 and this Section 5 may from time to time be paid by the Fund to the Distributor and the Distributor will then pay these expenses on behalf of the Fund.

         6. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or By-Laws or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of the responsibility for and control of the conduct of the affairs of the Fund.

         7. This Plan shall become effective upon (a) approval by a vote of at least a "majority of the outstanding voting securities" of the Shares, and (b) approval by a vote of the Board of Trustees and vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any of the agreements related to the Plan (the "Qualified Trustees"), such votes to be cast in person at a meeting called for the purpose of voting on this Plan.

         8. This Plan shall continue in effect indefinitely; provided, however, that such continuance is subject to annual approval by a vote of the Board of Trustees and a majority of the Qualified Trustees, such votes to be cast in person at a meeting called for the purpose of voting on continuance of this Plan.

         9. This Plan may be amended at any time by the Board of Trustees; provided that (a) any amendment to increase materially the amount to be spent for the services described herein shall be effective only upon approval by a vote of a "majority of the outstanding voting securities" of the Shares and (b) any material amendment of this Plan shall be effective only upon approval by a vote of the Board of Trustees and a majority of the Qualified Trustees, such votes to be cast in person at a meeting called for the purpose of voting on such amendment. This Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by a vote of a "majority of the outstanding voting securities" of the Shares.

         10. The Distributor shall provide the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made.

         11. While this Plan is in effect, the selection and nomination of Qualified Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

         12. For the purposes of this Plan, the terms "interested person" and "majority of the outstanding voting securities" are used as defined in the Act. In addition, for purposes of determining the fees payable to Dealers and wholesalers, the value of the Share's net assets shall be computed in the manner specified in the Fund's then current prospectus for computation of the net asset value of the Shares.

         13. The Trust shall preserve copies of this Plan, and each agreement related hereto and each report referred to in Section 10 hereof (collectively the "Records") for a period of six years from the end of the fiscal year in which such Record was made and each such Record shall be kept in an easily accessible place for the first two years of said record keeping.

         14. This Plan shall be construed in accordance with the laws of The Commonwealth of Massachusetts and the applicable provisions of the 1940 Act.

         15. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

                               MFS SERIES TRUST I

                              MFS CORE GROWTH FUND

                                DISTRIBUTION PLAN

DISTRIBUTION PLAN with respect to the shares of beneficial interest to be designated "CLASS A" of the MFS CORE GROWTH FUND (the "Fund"), a series of MFS Series Trust I (the "Trust"), a business trust organized and existing under the laws of The Commonwealth of Massachusetts, dated this 2nd day of January, 1996.

                                   WITNESSETH:

WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered under the Investment Company Act of 1940 (the "Act"); and

WHEREAS, the Trust intends to distribute the Shares of Beneficial Interest (without par value) of the Fund designated Class A Shares (the "Shares") in part in accordance with Rule 12b-1 under the Act, ("Rule 12b-1"), and desires to adopt this Distribution Plan (the "Plan") as a plan of distribution pursuant to such Rule; and

WHEREAS, the Trust has entered into a distribution agreement (the "Distribution Agreement") in a form approved by the Board of Trustees of the Trust (the "Board of Trustees") in the manner specified in Rule 12b-1, with MFS Fund Distributors, Inc., a Delaware corporation, as distributor (the "Distributor"), whereby the Distributor provides facilities and personnel and renders services to the Fund in connection with the offering and distribution of the Shares; and

WHEREAS, the Trust recognizes and agrees that the Distributor will enter into agreements ("Dealer Agreements") with various securities dealers and other financial intermediaries ("Dealers") pursuant to which the Dealers will act as dealers of the Shares in connection with the offering of Shares; and

WHEREAS, the Distribution Agreement provides that a sales charge may be paid by investors who purchase Shares and that the Distributor and Dealers will receive such sales charge as partial compensation for their services in connection with sale of Shares; and

WHEREAS, the Board of Trustees, in considering whether the Fund should adopt and implement this Plan, has evaluated such information as it deemed necessary to an informed determination as to whether this Plan should be adopted and implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of the Fund for such purposes, and has determined that there is a reasonable likelihood that the adoption and implementation of this Plan will benefit the Fund and its Class A shareholders;

NOW, THEREFORE, the Board of Trustees hereby adopts this Plan for the Fund as a plan of distribution relating to the Shares in accordance with Rule 12b-1 under the Act, on the following terms and conditions:

         1. As specified in the Distribution Agreement, the Distributor shall provide facilities, personnel and a program with respect to the offering and sale of Shares. Among other things, the Distributor shall be responsible for any ongoing maintenance commissions to Dealers (excluding service fees described in paragraph 4), all expenses of printing (excluding typesetting) and distributing prospectuses to prospective shareholders and providing such other related services as are reasonably necessary in connection therewith.

         2. The Distributor shall bear all distribution-related expenses described in Section 1, including without limitation, the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), equipment, printing, delivery and mailing costs.

         3. As partial consideration for the services performed as specified in the Distribution Agreement and expenses incurred in the performance of its obligations under the Distribution Agreement, the Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.25% per annum of the average daily net assets of the Fund attributable to the Shares. Such payments shall commence following shareholder approval of the Plan but only upon notification by the Distributor to the Fund of the commencement of the Plan (the "Commencement Date"). All or a portion of the distribution fee paid by the Fund to the Distributor may be paid by the Distributor to Dealers in consideration of the Dealer's services as a dealer of the Shares. The Distributor may from time to time establish minimum amount requirements and additional or different dealer qualification standards or other criteria to be met by dealers for payment of any fee under this paragraph 3. It is understood that the Distributor may, but is not required to, pay reduced fees or no fees under this paragraph 3 to Dealers with respect to assets represented by Shares that have converted from shares of beneficial interest of the Fund designated "Class B."

         4. As partial consideration for the personal services and/or account maintenance services performed by each Dealer in the performance of its obligations under its Dealer Agreement, the Fund shall on or after the Commencement Date pay each Dealer a service fee periodically at a rate not to exceed 0.25% per annum of the portion of the average daily net assets of the Fund that is represented by Shares that are owned by investors for whom such Dealer is the holder or dealer of record. The Distributor may from time to time reduce the amount of the service fee paid to a Dealer with respect to Shares sold prior to a certain date.

         5. In addition to fees payable pursuant to Sections 3 and 4 hereof, the expenses permitted to be paid by the Fund pursuant to this Plan on or after the Commencement Date shall include other distribution related expenses. These other distribution related expenses may include, but are not limited to, a dealer commission and a payment to wholesalers employed by the Distributor on net asset value purchases at or above a certain dollar level.

         The aggregate amount of fees and expenses paid pursuant to Sections 3 and 4 hereof and this Section 5 shall not exceed 0.50% per annum of the average daily net assets of the Fund attributable to the Shares. No fees shall be paid pursuant to Section 4 hereof or this Section 5 to any insurance company which has entered into an agreement with the Trust on behalf of the Fund and the Distributor that permits such insurance company to purchase Shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. That portion of the Fund's average daily net assets on which fees payable under Section 4 hereof and this Section 5 are calculated may be subject to certain minimum amount requirements as may be determined, and additional or different dealer or wholesaler qualification standards that may be established, from time to time by the Distributor. The Distributor shall be entitled to be paid any fees payable under Section 4 hereof or this Section 5 with respect to accounts for which no Dealer of record exists or qualification standards have not been met as partial consideration for personal services and/or account maintenance services provided by the Distributor to the Shares. The fees and expenses payable pursuant to
Section 4 and this Section 5 may from time to time be paid by the Fund to the Distributor and the Distributor will then pay these expenses on behalf of the Fund.

         6. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or By-Laws or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of the responsibility for and control of the conduct of the affairs of the Fund.

         7. This Plan shall become effective upon (a) approval by a vote of at least a "majority of the outstanding voting securities" of the Shares, and (b) approval by a vote of the Board of Trustees and vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any of the agreements related to the Plan (the "Qualified Trustees"), such votes to be cast in person at a meeting called for the purpose of voting on this Plan.

         8. This Plan shall continue in effect indefinitely; provided, however, that such continuance is subject to annual approval by a vote of the Board of Trustees and a majority of the Qualified Trustees, such votes to be cast in person at a meeting called for the purpose of voting on continuance of this Plan.

         9. This Plan may be amended at any time by the Board of Trustees; provided that (a) any amendment to increase materially the amount to be spent for the services described herein shall be effective only upon approval by a vote of a "majority of the outstanding voting securities" of the Shares and (b) any material amendment of this Plan shall be effective only upon approval by a vote of the Board of Trustees and a majority of the Qualified Trustees, such votes to be cast in person at a meeting called for the purpose of voting on such amendment. This Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by a vote of a "majority of the outstanding voting securities" of the Shares.

         10. The Distributor shall provide the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made.

         11. While this Plan is in effect, the selection and nomination of Qualified Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

         12. For the purposes of this Plan, the terms "interested person" and "majority of the outstanding voting securities" are used as defined in the Act. In addition, for purposes of determining the fees payable to Dealers and wholesalers, the value of the Share's net assets shall be computed in the manner specified in the Fund's then current prospectus for computation of the net asset value of the Shares.

         13. The Trust shall preserve copies of this Plan, and each agreement related hereto and each report referred to in Section 10 hereof (collectively the "Records") for a period of six years from the end of the fiscal year in which such Record was made and each such Record shall be kept in an easily accessible place for the first two years of said record keeping.

         14. This Plan shall be construed in accordance with the laws of The Commonwealth of Massachusetts and the applicable provisions of the 1940 Act.

         15. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

                               MFS SERIES TRUST I

                           MFS AGGRESSIVE GROWTH FUND

                                DISTRIBUTION PLAN

DISTRIBUTION PLAN with respect to the shares of beneficial interest to be designated "CLASS A" of the MFS AGGRESSIVE GROWTH FUND (the "Fund"), a series of MFS Series Trust I (the "Trust"), a business trust organized and existing under the laws of The Commonwealth of Massachusetts, dated this 2nd day of January, 1996.

                                   WITNESSETH:

WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered under the Investment Company Act of 1940 (the "Act"); and

WHEREAS, the Trust intends to distribute the Shares of Beneficial Interest (without par value) of the Fund designated Class A Shares (the "Shares") in part in accordance with Rule 12b-1 under the Act, ("Rule 12b-1"), and desires to adopt this Distribution Plan (the "Plan") as a plan of distribution pursuant to such Rule; and

WHEREAS, the Trust has entered into a distribution agreement (the "Distribution Agreement") in a form approved by the Board of Trustees of the Trust (the "Board of Trustees") in the manner specified in Rule 12b-1, with MFS Fund Distributors, Inc., a Delaware corporation, as distributor (the "Distributor"), whereby the Distributor provides facilities and personnel and renders services to the Fund in connection with the offering and distribution of the Shares; and

WHEREAS, the Trust recognizes and agrees that the Distributor will enter into agreements ("Dealer Agreements") with various securities dealers and other financial intermediaries ("Dealers") pursuant to which the Dealers will act as dealers of the Shares in connection with the offering of Shares; and

WHEREAS, the Distribution Agreement provides that a sales charge may be paid by investors who purchase Shares and that the Distributor and Dealers will receive such sales charge as partial compensation for their services in connection with sale of Shares; and

WHEREAS, the Board of Trustees, in considering whether the Fund should adopt and implement this Plan, has evaluated such information as it deemed necessary to an informed determination as to whether this Plan should be adopted and implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of the Fund for such purposes, and has determined that there is a reasonable likelihood that the adoption and implementation of this Plan will benefit the Fund and its Class A shareholders;

NOW, THEREFORE, the Board of Trustees hereby adopts this Plan for the Fund as a plan of distribution relating to the Shares in accordance with Rule 12b-1 under the Act, on the following terms and conditions:

         1. As specified in the Distribution Agreement, the Distributor shall provide facilities, personnel and a program with respect to the offering and sale of Shares. Among other things, the Distributor shall be responsible for any ongoing maintenance commissions to Dealers (excluding service fees described in paragraph 4), all expenses of printing (excluding typesetting) and distributing prospectuses to prospective shareholders and providing such other related services as are reasonably necessary in connection therewith.

         2. The Distributor shall bear all distribution-related expenses described in Section 1, including without limitation, the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), equipment, printing, delivery and mailing costs.

         3. As partial consideration for the services performed as specified in the Distribution Agreement and expenses incurred in the performance of its obligations under the Distribution Agreement, the Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.25% per annum of the average daily net assets of the Fund attributable to the Shares. Such payments shall commence following shareholder approval of the Plan but only upon notification by the Distributor to the Fund of the commencement of the Plan (the "Commencement Date"). All or a portion of the distribution fee paid by the Fund to the Distributor may be paid by the Distributor to Dealers in consideration of the Dealer's services as a dealer of the Shares. The Distributor may from time to time establish minimum amount requirements and additional or different dealer qualification standards or other criteria to be met by dealers for payment of any fee under this paragraph 3. It is understood that the Distributor may, but is not required to, pay reduced fees or no fees under this paragraph 3 to Dealers with respect to assets represented by Shares that have converted from shares of beneficial interest of the Fund designated "Class B."

         4. As partial consideration for the personal services and/or account maintenance services performed by each Dealer in the performance of its obligations under its Dealer Agreement, the Fund shall on or after the Commencement Date pay each Dealer a service fee periodically at a rate not to exceed 0.25% per annum of the portion of the average daily net assets of the Fund that is represented by Shares that are owned by investors for whom such Dealer is the holder or dealer of record. The Distributor may from time to time reduce the amount of the service fee paid to a Dealer with respect to Shares sold prior to a certain date.

         5. In addition to fees payable pursuant to Sections 3 and 4 hereof, the expenses permitted to be paid by the Fund pursuant to this Plan on or after the Commencement Date shall include other distribution related expenses. These other distribution related expenses may include, but are not limited to, a dealer commission and a payment to wholesalers employed by the Distributor on net asset value purchases at or above a certain dollar level.

         The aggregate amount of fees and expenses paid pursuant to Sections 3 and 4 hereof and this Section 5 shall not exceed 0.50% per annum of the average daily net assets of the Fund attributable to the Shares. No fees shall be paid pursuant to Section 4 hereof or this Section 5 to any insurance company which has entered into an agreement with the Trust on behalf of the Fund and the Distributor that permits such insurance company to purchase Shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. That portion of the Fund's average daily net assets on which fees payable under Section 4 hereof and this Section 5 are calculated may be subject to certain minimum amount requirements as may be determined, and additional or different dealer or wholesaler qualification standards that may be established, from time to time by the Distributor. The Distributor shall be entitled to be paid any fees payable under Section 4 hereof or this Section 5 with respect to accounts for which no Dealer of record exists or qualification standards have not been met as partial consideration for personal services and/or account maintenance services provided by the Distributor to the Shares. The fees and expenses payable pursuant to
Section 4 and this Section 5 may from time to time be paid by the Fund to the Distributor and the Distributor will then pay these expenses on behalf of the Fund.

         6. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or By-Laws or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of the responsibility for and control of the conduct of the affairs of the Fund.

         7. This Plan shall become effective upon (a) approval by a vote of at least a "majority of the outstanding voting securities" of the Shares, and (b) approval by a vote of the Board of Trustees and vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any of the agreements related to the Plan (the "Qualified Trustees"), such votes to be cast in person at a meeting called for the purpose of voting on this Plan.

         8. This Plan shall continue in effect indefinitely; provided, however, that such continuance is subject to annual approval by a vote of the Board of Trustees and a majority of the Qualified Trustees, such votes to be cast in person at a meeting called for the purpose of voting on continuance of this Plan.

         9. This Plan may be amended at any time by the Board of Trustees; provided that (a) any amendment to increase materially the amount to be spent for the services described herein shall be effective only upon approval by a vote of a "majority of the outstanding voting securities" of the Shares and (b) any material amendment of this Plan shall be effective only upon approval by a vote of the Board of Trustees and a majority of the Qualified Trustees, such votes to be cast in person at a meeting called for the purpose of voting on such amendment. This Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by a vote of a "majority of the outstanding voting securities" of the Shares.

         10. The Distributor shall provide the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made.

         11. While this Plan is in effect, the selection and nomination of Qualified Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

         12. For the purposes of this Plan, the terms "interested person" and "majority of the outstanding voting securities" are used as defined in the Act. In addition, for purposes of determining the fees payable to Dealers and wholesalers, the value of the Share's net assets shall be computed in the manner specified in the Fund's then current prospectus for computation of the net asset value of the Shares.

         13. The Trust shall preserve copies of this Plan, and each agreement related hereto and each report referred to in Section 10 hereof (collectively the "Records") for a period of six years from the end of the fiscal year in which such Record was made and each such Record shall be kept in an easily accessible place for the first two years of said record keeping.

         14. This Plan shall be construed in accordance with the laws of The Commonwealth of Massachusetts and the applicable provisions of the 1940 Act.

         15. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

                               MFS SERIES TRUST I

                         MFS SPECIAL OPPORTUNITIES FUND

                                DISTRIBUTION PLAN

DISTRIBUTION PLAN with respect to the shares of beneficial interest to be designated "CLASS A" of the MFS SPECIAL OPPORTUNITIES FUND (the "Fund"), a series of MFS Series Trust I (the "Trust"), a business trust organized and existing under the laws of The Commonwealth of Massachusetts, dated this 2nd day of January, 1996.

                                   WITNESSETH:

WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered under the Investment Company Act of 1940 (the "Act"); and

WHEREAS, the Trust intends to distribute the Shares of Beneficial Interest (without par value) of the Fund designated Class A Shares (the "Shares") in part in accordance with Rule 12b-1 under the Act, ("Rule 12b-1"), and desires to adopt this Distribution Plan (the "Plan") as a plan of distribution pursuant to such Rule; and

WHEREAS, the Trust has entered into a distribution agreement (the "Distribution Agreement") in a form approved by the Board of Trustees of the Trust (the "Board of Trustees") in the manner specified in Rule 12b-1, with MFS Fund Distributors, Inc., a Delaware corporation, as distributor (the "Distributor"), whereby the Distributor provides facilities and personnel and renders services to the Fund in connection with the offering and distribution of the Shares; and

WHEREAS, the Trust recognizes and agrees that the Distributor will enter into agreements ("Dealer Agreements") with various securities dealers and other financial intermediaries ("Dealers") pursuant to which the Dealers will act as dealers of the Shares in connection with the offering of Shares; and

WHEREAS, the Distribution Agreement provides that a sales charge may be paid by investors who purchase Shares and that the Distributor and Dealers will receive such sales charge as partial compensation for their services in connection with sale of Shares; and

WHEREAS, the Board of Trustees, in considering whether the Fund should adopt and implement this Plan, has evaluated such information as it deemed necessary to an informed determination as to whether this Plan should be adopted and implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of the Fund for such purposes, and has determined that there is a reasonable likelihood that the adoption and implementation of this Plan will benefit the Fund and its Class A shareholders;

NOW, THEREFORE, the Board of Trustees hereby adopts this Plan for the Fund as a plan of distribution relating to the Shares in accordance with Rule 12b-1 under the Act, on the following terms and conditions:

         1. As specified in the Distribution Agreement, the Distributor shall provide facilities, personnel and a program with respect to the offering and sale of Shares. Among other things, the Distributor shall be responsible for any ongoing maintenance commissions to Dealers (excluding service fees described in paragraph 4), all expenses of printing (excluding typesetting) and distributing prospectuses to prospective shareholders and providing such other related services as are reasonably necessary in connection therewith.

         2. The Distributor shall bear all distribution-related expenses described in Section 1, including without limitation, the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), equipment, printing, delivery and mailing costs.

         3. As partial consideration for the services performed as specified in the Distribution Agreement and expenses incurred in the performance of its obligations under the Distribution Agreement, the Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.25% per annum of the average daily net assets of the Fund attributable to the Shares. Such payments shall commence following shareholder approval of the Plan but only upon notification by the Distributor to the Fund of the commencement of the Plan (the "Commencement Date"). All or a portion of the distribution fee paid by the Fund to the Distributor may be paid by the Distributor to Dealers in consideration of the Dealer's services as a dealer of the Shares. The Distributor may from time to time establish minimum amount requirements and additional or different dealer qualification standards or other criteria to be met by dealers for payment of any fee under this paragraph 3. It is understood that the Distributor may, but is not required to, pay reduced fees or no fees under this paragraph 3 to Dealers with respect to assets represented by Shares that have converted from shares of beneficial interest of the Fund designated "Class B."

         4. As partial consideration for the personal services and/or account maintenance services performed by each Dealer in the performance of its obligations under its Dealer Agreement, the Fund shall on or after the Commencement Date pay each Dealer a service fee periodically at a rate not to exceed 0.25% per annum of the portion of the average daily net assets of the Fund that is represented by Shares that are owned by investors for whom such Dealer is the holder or dealer of record. The Distributor may from time to time reduce the amount of the service fee paid to a Dealer with respect to Shares sold prior to a certain date.

         5. In addition to fees payable pursuant to Sections 3 and 4 hereof, the expenses permitted to be paid by the Fund pursuant to this Plan on or after the Commencement Date shall include other distribution related expenses. These other distribution related expenses may include, but are not limited to, a dealer commission and a payment to wholesalers employed by the Distributor on net asset value purchases at or above a certain dollar level.

         The aggregate amount of fees and expenses paid pursuant to Sections 3 and 4 hereof and this Section 5 shall not exceed 0.50% per annum of the average daily net assets of the Fund attributable to the Shares. No fees shall be paid pursuant to Section 4 hereof or this Section 5 to any insurance company which has entered into an agreement with the Trust on behalf of the Fund and the Distributor that permits such insurance company to purchase Shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. That portion of the Fund's average daily net assets on which fees payable under Section 4 hereof and this Section 5 are calculated may be subject to certain minimum amount requirements as may be determined, and additional or different dealer or wholesaler qualification standards that may be established, from time to time by the Distributor. The Distributor shall be entitled to be paid any fees payable under Section 4 hereof or this Section 5 with respect to accounts for which no Dealer of record exists or qualification standards have not been met as partial consideration for personal services and/or account maintenance services provided by the Distributor to the Shares. The fees and expenses payable pursuant to
Section 4 and this Section 5 may from time to time be paid by the Fund to the Distributor and the Distributor will then pay these expenses on behalf of the Fund.

         6. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or By-Laws or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of the responsibility for and control of the conduct of the affairs of the Fund.

         7. This Plan shall become effective upon (a) approval by a vote of at least a "majority of the outstanding voting securities" of the Shares, and (b) approval by a vote of the Board of Trustees and vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any of the agreements related to the Plan (the "Qualified Trustees"), such votes to be cast in person at a meeting called for the purpose of voting on this Plan.

         8. This Plan shall continue in effect indefinitely; provided, however, that such continuance is subject to annual approval by a vote of the Board of Trustees and a majority of the Qualified Trustees, such votes to be cast in person at a meeting called for the purpose of voting on continuance of this Plan.

         9. This Plan may be amended at any time by the Board of Trustees; provided that (a) any amendment to increase materially the amount to be spent for the services described herein shall be effective only upon approval by a vote of a "majority of the outstanding voting securities" of the Shares and (b) any material amendment of this Plan shall be effective only upon approval by a vote of the Board of Trustees and a majority of the Qualified Trustees, such votes to be cast in person at a meeting called for the purpose of voting on such amendment. This Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by a vote of a "majority of the outstanding voting securities" of the Shares.

         10. The Distributor shall provide the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made.

         11. While this Plan is in effect, the selection and nomination of Qualified Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

         12. For the purposes of this Plan, the terms "interested person" and "majority of the outstanding voting securities" are used as defined in the Act. In addition, for purposes of determining the fees payable to Dealers and wholesalers, the value of the Share's net assets shall be computed in the manner specified in the Fund's then current prospectus for computation of the net asset value of the Shares.

         13. The Trust shall preserve copies of this Plan, and each agreement related hereto and each report referred to in Section 10 hereof (collectively the "Records") for a period of six years from the end of the fiscal year in which such Record was made and each such Record shall be kept in an easily accessible place for the first two years of said record keeping.

         14. This Plan shall be construed in accordance with the laws of The Commonwealth of Massachusetts and the applicable provisions of the 1940 Act.

         15. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.